UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WeWork Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on MAY 18, 2022 at 1:00 PM Eastern Time WEWORK INC. 575 Lexington Avenue, New York, NY 10022 Shareholders are cordially invited to attend and vote at the virtual Annual Meeting Dear Shareholder, The 2022 Annual Meeting of Shareholders of WeWork Inc. will be conducted virtually, exclusively via a live audio webcast at www.cstproxy.com/wework/2022 at 1:00 PM Eastern Time on Wednesday May 18, 2022. The board of directors of WeWork Inc. has set the close of business on March 21, 2022 as the record date for determining shareholders who are entitled to receive notice of and to vote at the 2022 Annual Meeting and any adjournment or postponement thereof. Proposals to be considered at the Annual Meeting: 1. The election of the nine director nominees to hold office until the 2023 Annual Meeting of Shareholders and until their successors are elected: Michel Combes, Bruce Dunlevie, Saurabh Jalan, Véronique Laury, Sandeep Mathrani, Deven Parekh, Vivek Ranadivé, Kirthiga Reddy and Jeffrey Sine. 2. An advisory vote to approve our 2021 named executive officers’ compensation. 3. An advisory vote on the frequency of future advisory votes on our named executive officers’ compensation. 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2022. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, “FOR” Proposals 2 and 4, and “ONE YEAR” for Proposal 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: www.cstproxy.com/wework/2022 CONTROL NUMBER WEWORK INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 19840 WeWork Proxy Notice REV4 Front Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. Vote during the Meeting: If you plan to attend the virtual annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: www.cstproxy.com/wework/2022

WEWORK INC. 575 Lexington Avenue, New York, NY 10022 Important Notice Regarding the Availability of Proxy Materials For the 2022 Annual Meeting of Shareholders to be Held On Wednesday May 18, 2022. The following Proxy Materials are available to you to review at: www.cstproxy.com/wework/2022 - the Company’s Annual Report for the year ended December 31, 2021. - the Company’s 2022 Proxy Statement. - the Proxy Card. - any amendments to the foregoing materials that are required to be furnished to shareholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 4, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. You will not otherwise receive a paper or e-mail. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791 (Outside of U.S. and Canada, standard rates apply) By logging on to www.cstproxy.com/wework/2022 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 19840 WeWork Proxy Notice REV4 Back